UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
April 15, 2010

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-15540 (Commission File Number)	91-1223535 (I.R.S. Employer Identification No.)
332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington (Address of principal executive offices)	98204 (Zip Code)
Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 15, 2010, a purported securities fraud class action lawsuit was commenced in the United States District Court for the Western District of Washington in Seattle against Frontier Financial Corporation (the “Corporation”), and several of its directors and officers, Patrick M. Fahey, John J. Dickson, Michael J. Clementz and Carol E. Wheeler.

The plaintiffs allege that during the class period from July 22, 2008 to March 16, 2010, the defendants violated Sections 10(a) and 20(a) of the Securities Exchange Act of 1934 and SEC Rule 10b-5 by issuing materially false and misleading statements regarding the Corporation’s business and financial results, failing to disclose the extent of delinquent commercial real estate loans and construction and land loans, and failing to adequately and timely record losses for its impaired loans, causing its financial results and its Tier 1 capital ratio to be materially false, and seek an unspecified amount of compensatory damages, attorneys’ fees and costs, and other relief. The Corporation, its directors and officers named as defendants believe that the plaintiffs’ allegations are without merit and intend to vigorously defend this action. It is possible that additional complaints containing similar claims may be made by other plaintiffs. As is typical in these types of claims, it is likely that all such cases will be consolidated into a single action.

Failure by the Corporation to obtain a favorable resolution of the claims set forth in the complaint could have a material adverse effect on our business, results of operations and financial condition. Currently, the amount of such material adverse effect cannot be reasonably estimated.

Forward-Looking Statements

This report includes forward-looking statements and Frontier Financial Corporation intends for such statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements describe Frontier Financial Corporation’s expectations regarding future events. Future events are difficult to predict and are subject to risk and uncertainty which could cause actual results to differ materially and adversely. Additional information regarding risks and uncertainties is included in Frontier Financial Corporation’s periodic filings on Forms 10-K and 10-Q with the Securities and Exchange Commission. Frontier Financial Corporation undertakes no obligation to revise or amend any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)
April 20, 2010	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chief Executive Officer